                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of Wolohan Lumber Co. (the "Issuer").

         I, James L. Wolohan, President and Chief Executive Officer of the Issuer, certify that:

         (i)      the Form 10-Q fully complies with the requirements of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Issuer.

Dated: May 9, 2003

                                       James L. Wolohan
                                       -----------------------------------
                                       James L. Wolohan
                                       President and Chief Executive Officer